Aegis Value Fund, Inc.
Semi-Annual Report
February 28, 1999




Shareholders' Letter
March 15, 1999

Dear Shareholders:

We want to again welcome new shareholders of the Aegis Value Fund, Inc. in its initial twelve months of operation. We are very happy to have you join us as investors in the Fund, and look forward to helping you achieve consistent growth of your capital for many years into the future.

Fortunately, w have much more pleasant news to report to you today than we were able to pass along during the severe market correction in August. For the first six months of its 1999 fiscal year, your Fund has returned 20.95%. This figure assumes reinvestment of the 1998 year-end distribution of 12 cents per share that was paid to all shareholders on December 21, 1998.

In the period from August 31, 1998 to February 28, 1999 the net asset value of your Fund increased from $8.21 to $9.81.

As we discussed in our last report, we measure ourselves against the benchmark of the Russell 2000 index. Many shareholders also like to compare our performance to the Standard and Poor's 5000 index, although we ask you to please bear in mind that its composition of large growth stocks is significantly different from the Fund's portfolio holdings.

For the six months ended February 28, 1999, the total return of the Russell 2000 index with dividends reinvested was 16.78%, compared to the 20.95% return for your Fund. The S&P 500 index returned 20.29%, illustrating the market's continued strong preference for large growth companies.

You might be interested to know that the discrepancy in performance between large stocks and small stocks since the beginning of 1998 is the largest such gap in over twenty years. The S&P 500 index has achieved a return of 29.79% in the past 14 months, while the Russell 2000 is down 9.21%, both with dividends reinvested.

Therefore, the stock market has marked up the values of America's large companies by nearly 40% more than America's small companies over that time period. Because history has taught us that small companies have grown faster than large companies over the years, it doesn't take much insight to decide where to put your investment capital in the market. We'd be absolutely shocked if large stocks can beat small stocks over the next five years, starting at today's values.

We'd like to help you understand the current market by talking a bit about the subject of "valuation." Whenever you consider investing in a business, the most obvious step is determining the value of the company. There are a number of yardsticks used to value business enterprises. Most revolve around profits, cash flow and asset values. Depending on the industry and its financial characteristics, certain rules of thumb can be used to determine an approximate value for a company.

All stock valuation is based on estimating the amount of cash that a business will produce over the long term. This cash can come from operating profits ore the sale of assets owned by the business. If an investor has a high level of confidence in a company's future cash flows, then a higher value is justified for the stock. If there are many uncertainties around the business, the stock will trade at a lower value.

We want to impress upon you the reason that value investing works:
Wall Street is notoriously bad at estimating future cash flows! Value investor David Dreman has completed a study showing that profit estimates even one year ahead are significantly in error as much as 70% of the time. Typically, analysts are too optimistic about healthy companies, and too pessimistic about troubled companies. It is human nature to somewhat overprice growth stocks and somewhat underprice value stocks.

Certainly there are cases where growth stocks do exceptionally well, and value stocks do poorly. But the long-term average results are in favor of value stocks, something that has been shown in many academic studies over the years. You can do yourself a favor by leaning toward stocks which sell at low prices compared to their revenues, earnings and net assets.

What scares us about the stock market in the past year is that more investors seem to be convincing themselves that "valuation doesn't matter." You can pay any price for a stock that is going up, and it will probably keep going up. If only it were that easy!

The most obvious example is the mania over the Internet stocks. Every thoughtful Wall Street analyst will admit, off the record, that they have no concrete method to compute a value for Internet companies. The market certainly is not looking at profits or assets, because the Internet companies have none. The concept seems to be focused on "relative value" -- if Company A is selling at $60, then Company B should be selling at $75. Just forget about the fact that no one has a clue why Company A is at $60 in the first place!

We'll be the first to say that modern technology is amazing, and it is transforming our lives. The Internet will change the world, and there will almost certainly be a few giant, very profitable companies created in the process. But the pace of change is incredible, the payoff is uncertain and any sizable profit is years away. The "investing" in Internet stocks today is just a case of very speculative cash chasing a short-term opportunity for possibly enormous returns. It has nothing to do with rational investing based on a careful calculation of value.

We're in agreement with the British weekly publication The Economist, which recently described its ultimate view of Internet stocks on its cover as "@@@ggghh.gon." There will be a nasty crash in most of these stocks. Surprisingly, it will have a serious impact on the S&P 500, which is heavily weighted with technology companies. It's our guess that the typical investor in a growth fund or index found does not realize the exposure and risk that their fund is taking today. When the tough times arrive, they will learn a painful lesson.

We're not looking forward to that, because the stock market can be a wonderful tool for wealth creation when used properly. But we believe that the ultimately very healthy result of this inevitable decline will be to swing people back again to the idea of basic value investing.

Fads come and go very frequently in the stock market, but long-term value investing always seems to eventually prevail. In fact, it's times like these -- when value investors are considered by the market mainstream to be, at best, ignorant and hopelessly out of touch -- that the truly historical buying opportunities present themselves. We are excited by the potential in your Fund's portfolio.

At February 28, 1999, your Fund held 39 securities in its portfolio, all of which were "small-cap value" issues with an average market value of approximately $300 million. As a group, these stocks were selling for a weighted average of approximately 1.2 times book value and approximately 50% of revenues.

These statistics place the Fund's average security valuation in the bottom 14% of all U.S. equities, and in the bottom 3% of stocks with market values of at least $100 million or more. The portfolio's valuation shows you that we have not strayed from our mandate to accumulate the best possible bargains for you Fund's portfolio.

As we've mentioned before, many academic studies over the years have shown that leaning toward stock portfolios with low prices relative to book value, revenues and earnings is the most consistently rewarding investment strategy. Not necessarily in any particular year, but over longer periods of five to ten years or more. This is what we will try to accomplish with your Fund.

We would encourage you to consider adding to your investment in the Fund. We believe that the current period is an excellent buying opportunity for smaller value stocks. The successful investor is always mindful of the fact that the best bargains are available when no one else wants them.

As always, we are grateful for your confidence in us, and are delighted that you have joined us as investors in the Aegis Value Fund.


			Sincerely,

			BERNO, GAMBAL & BARBEE, INC.
			William S. Berno
			Paul Gambal
			Scott L. Barbee
			Managing Directors



Aegis Value Fund, Inc.
Schedule of Portfolio Investments
February 28, 1999


Common Stocks - 90.6%                       Shares       Market Value
Industrial Cyclicals - 24.2%
Commonwealth Industries, Inc.                5,500           $ 59,469
Ethyl Corporation                           11,000             53,625
LTV Corporation                              6,000             33,000
P.H. Glatfelter Company                      3,000             32,438
Quipp, Inc.                                  2,000             42,500
Ryerson Tull - Class A                         958             17,304
Stewart & Stevenson, Inc.                    7,000             58,625
                                                             --------
                                                             $296,961

Finance and Real Estate - 14.0%
Acceptance Insurance Companies, Inc.         1,500           $ 25,688
Capitol Transamerica Corporation               500              7,750
Castle & Cooke, Inc.                         2,000             31,000
Crazy Woman Creek Bancorp Inc.                 600              7,425
First Union Real Estate Equity SBI           7,000             29,312
Markel Corporation                             100             18,000
PFF Bancorp, Inc.                            1,000             17,500
Redwood Trust                                2,500             35,312
                                                             --------
                                                             $171,987

Services - 13.8%
International Shipholding Corporation        2,000           $ 31,500
Maritrans, Inc.                              4,300             24,994
Medical Alliance, Inc.                      23,800             59,500
Yellow Corporation                           3,000             53,625
                                                             --------
                                                             $169,619

Consumer Durables - 6.2%
Audiovox Corporation-Class A                 5,000            $33,438
TBC Corporation                              7,500             42,656
                                                             --------
                                                              $76,094

Energy & Natural Resources - 5.5%
ASARCO, Inc.                                  2,000         $  28,250
McMoran Exploration, Inc.                     1,875            30,469
Offshore Logistics, Inc.                      1,000             8,719
                                                            ---------
                                                            $  67,438

Technology - 10.6%
CAM Data Systems, Inc.                       4,000          $  17,875
CIDCO Inc.                                   2,000              8,625
Electroglas, Inc.                            1,000             12,906
International Rectifier Corporation          2,000             13,750
Sparton Corporation                          6,000             37,500
Spectrian Corporation (Delaware)             1,000             11,688
Speedfam International                       1,500             24,469
Standard Microsystems, Inc.                  2,000             16,500
Thermedics Detection, Inc.                   3,000             26,625
                                                             --------
                                                            $ 169,938

Agriculture - 7.6%
Agco Corporation                             2,000          $  13,125
The Andersons, Inc.                          4,000             49,250
DIMON, Inc.                                  7,000             30,625
                                                             --------
                                                              $93,000

Retail and Entertainment - 5.5%
Ames Department Stores, Inc.                 2,000          $  60,000
Bowl America Inc. - Class A                  1,100              7,425
                                                             --------
                                                            $  67,425

   Total Common Stocks - 90.6%
      (Identified Cost $1,088,714)                         $1,112,462
                                                             --------

Rights and Warrants - 3.9%
Coast Federal Contingent Payment Rights      7,000           $ 47,687

   Total - 3.9%  (Identified Cost $47,737)                     47,687
                                                             --------

Cash - 5.4%                                                   $66,294
                                                             --------

Dividends and interest receivable - 0.1%                    $     730
                                                            ---------

            Total Assets - 100.0%                          $1,227,173
                                                            ---------




Aegis Value Fund, Inc.
Statement of Operations
For the Period September 1, 1998
to February 28, 1999
(Unaudited)


Investment Income
   Income
      Dividends                              $   9,990
      Interest                                   1,367
                                             ---------
            Total income                                    $  11,357
                                                            ---------
   Expenses
      Investment advisory fees                   7,738
      Insurance                                  1,934
                                             ---------
            Total expenses                                      9,672
                                                            ---------
            Investment income - net                         $   1,685
                                                            ---------
Realized and unrealized gain on investments
   Net realized gain on investments                            42,913
   Change in unrealized appreciation of
      investments for the period                              141,970
                                                            ---------
   Net gain (loss) on investments                             184,883
                                                            ---------
Net increase in net assets resulting from operations        $ 186,568
                                                            ---------




Aegis Value Fund, Inc.
Financial Highlights
For the Period September 1, 1998 to February 28, 1999


Per share data (for a share outstanding throughout the period):

Net asset value - beginning of period                        $   8.21
                                                             --------

Income from investment operations -
   Net investment income                                     $   0.01
   Net realized and unrealized gain on investments               1.71
                                                             --------
      Total from investment operations                       $   1.72
                                                             --------

Less distributions declared to shareholders                  $  (0.12)
                                                             --------
Net asset value - end of period                              $   9.81
                                                             --------

Total return (not annualized)                                   20.95%*

Ratios (to average net assets)/Supplemental data:

Expenses (annualized)                                            1.50%#
Net investment income (annualized)                               0.30%
Portfolio turnover                                                 48%
Average commission rate                                         $0.05

Net assets at end of period (000's)                            $1,224

*Total return does not include any effect of the Fund's redemption fee.
 If the fee had been included, the results would have been lower.

#The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
	Net investment income (loss)                            $0.00
	Expense ratio (annualized)                               2.07%
	Net investment loss (annualized)                         0.00%





Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period May 15, 1998 to August 31, 1998


Decrease in net assets from operations
   Investment income - net                                  $   1,685
   Net realized gain on investments                            42,913
   Change in unrealized appreciation                          141,970
                                                            ---------
      Net increase in net assets
         resulting from operations                            186,568

Capital share transactions                                    192,893
                                                            ---------
      Total increase                                          379,461

Net assets
   At August 31, 1998                                         844,966
                                                            ---------
   At February 28, 1999 (including undistributed
      net investment income of $32,957)                    $1,224,427
                                                            ---------




Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (703)528-7788
Fax:  (703)528-1395
Internet:  www.bgbinc.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Eskander Matta
William R. Morris III

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304